TD ASSET MANAGEMENT USA FUNDS INC.

TD New York Municipal Money Market Portfolio
(Investor Class)

(the “Fund”)

Supplement dated October 17, 2017 to the Summary Prospectus of the Fund,
dated March 2, 2017 (the “Summary Prospectus”)

The Board of Directors (the “Board”) of TD Asset Management USA Funds Inc. (the “Company”) approved an amended and restated administration agreement between TDAM USA Inc. (the “Administrator”) and the Company, on behalf of the Fund (the “A&R Administration Agreement”), effective October 12, 2017. Under the A&R Administration Agreement, the Fund will pay the Administrator an annual fee at a rate equal to 0.05% of the Fund’s average daily net assets. Accordingly, the Summary Prospectus is amended as follows:

The section of the Summary Prospectus entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees*		0.04%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses**	0.26%
Total Other Expenses		0.51%
Total Annual Portfolio Operating Expenses*		0.65%

*	Distribution (12b-1) Fees have been restated to reflect current fees. As a result, the Total Annual Portfolio Operating Expenses do not correlate to the expense ratio in the Portfolio’s financial statements.
**	All Other Expenses have been restated to reflect current fees.

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The section of the Summary Prospectus entitled “Example” is deleted in its entirety and replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the New York Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the New York Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$66	$208	$362	$810

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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